UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 15, 2024

Sunoco LP

(Exact name of registrant as specified in its charter)

Delaware	No. 001-35653	30-0740483
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

8111 Westchester Drive, Suite 400
Dallas, Texas 75225
(Address of principal executive office) (Zip Code)

(214) 981-0700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units Representing Limited Partner Interests	SUN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On May 3, 2024, Sunoco LP, a Delaware limited partnership (“Sunoco”), completed the previously announced transactions contemplated by the Agreement and Plan of Merger, dated January 22, 2024, by and among Sunoco, Saturn Merger Sub, LLC, a Delaware limited liability company and a direct wholly owned subsidiary of Sunoco (“Merger Sub”), NuStar Energy L.P., a Delaware limited partnership (“NuStar”), Riverwalk Logistics, L.P., a Delaware limited partnership (“Riverwalk”) and sole general partner of NuStar, NuStar GP, LLC, a Delaware limited liability company and the sole general partner of Riverwalk and Sunoco GP LLC, a Delaware limited liability company and sole general partner of Sunoco, pursuant to which Merger Sub merged with and into NuStar (the “Merger”), with NuStar surviving the Merger as the surviving entity and a subsidiary of Sunoco.

On June 18, 2024, the Parish of St. James, State of Louisiana (the “Parish”) approved an ordinance authorizing the execution of certain documents amending the Indentures (as defined below) and Lease Agreements (as defined below) related to Gulf Opportunity Zone Revenue Bonds, or “GoZone Bonds” (as discussed below), issued by the Parish, the proceeds of which were leased to NuStar Logistics, L.P., a Delaware limited partnership (“NuStar Logistics”) to finance the construction of certain infrastructure projects.

Item 1.01	Entry into a Material Definitive Agreement.

GoZone Bond Indentures and Lease Agreements

The Parish initially issued five series of bonds, namely (i) $56,200,000 original aggregate principal amount Parish of St. James, State of Louisiana Revenue Bonds (NuStar Logistics, L.P. Project) Series 2008 (the “Series 2008 Bonds”), pursuant to an Indenture of Trust dated as of June 1, 2008 (the “Series 2008 Indenture”), (ii) $100,000,000 original aggregate principal amount Parish of St. James, State of Louisiana Revenue Bonds (NuStar Logistics, L.P. Project) Series 2010 (the “Series 2010 Bonds”), pursuant to an Indenture of Trust dated as of July 1, 2010 (the “Series 2010 Indenture”), (iii) $50,000,000 original aggregate principal amount Parish of St. James, State of Louisiana Revenue Bonds (NuStar Logistics, L.P. Project) Series 2010A (the “Series 2010A Bonds”), pursuant to an Indenture of Trust dated as of October 1, 2010 (the “Series 2010A Indenture”), (iv) $85,000,000 original aggregate principal amount Parish of St. James, State of Louisiana Revenue Bonds (NuStar Logistics, L.P. Project) Series 2010B (the “Series 2010B Bonds”), pursuant to an Indenture of Trust dated as of December 1, 2010 (the “Series 2010B Indenture”) and (v) $75,000,000 original aggregate principal amount Parish of St. James, State of Louisiana Revenue Bonds (NuStar Logistics, L.P. Project) Series 2011 (the “Series 2011 Bonds” and, together with the Series 2008 Bonds, the Series 2010 Bonds, the Series 2010A Bonds and the Series 2010B Bonds, the “GoZone Bonds”), pursuant to an Indenture of Trust dated as of August 1, 2011, each between the Parish and U.S. Bank Trust Company, National Association, as successor trustee to U.S. Bank National Association, as trustee (the “Trustee”) (the “Series 2011 Indenture” and, together with the Series 2008 Indenture, the Series 2010 Indenture, the Series 2010A Indenture and the Series 2010B Indenture, each as amended and supplemented to date, the “Indentures”).

The proceeds of the sale of the GoZone Bonds were loaned to NuStar Logistics, pursuant to five lease agreements, each between the Parish and NuStar Logistics and dated as of June 1, 2008, July 1, 2010, October 1, 2010, December 1, 2010 and August 1, 2011, respectively (collectively and as amended and supplemented to date, the “Lease Agreements”).

On July 15, 2024, the Parish, the Trustee, Sunoco and certain of Sunoco’s subsidiaries entered into (i) Second Supplement and Amendments to each of the Indentures, which amended and supplemented the Indentures applicable to each series of GoZone Bonds (the “Second Supplemental Indentures”) and into (ii) Second Supplement and Amendments to each of the Lease Agreements, amending and supplementing the Lease Agreements applicable to each series of GoZone Bonds (the “Second Supplemental Lease Agreements”) to add Sunoco and certain of Sunoco’s subsidiaries as guarantors to each series of the aforementioned GoZone Bonds.

The foregoing descriptions do not purport to be complete and are qualified in their entirety by reference to the full text of the Indentures, Second Supplemental Indentures, Lease Agreements and Second Supplemental Lease Agreements, each of which is incorporated in this Item 1.01 by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated into this Item 2.03 by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Second Supplement and Amendment to Series 2008 Indenture, dated as of July 15, 2024, among the Parish of St. James, State of Louisiana, Sunoco LP, Sunoco Finance Corp., the Guarantors party thereto and U.S. Bank Trust Company, National Association, as trustee.

4.2	Second Supplement and Amendment to Series 2010 Indenture, dated as of July 15, 2024, among the Parish of St. James, State of Louisiana, Sunoco LP, Sunoco Finance Corp., the Guarantors party thereto and U.S. Bank Trust Company, National Association, as trustee.

4.3	Second Supplement and Amendment to Series 2010A Indenture, dated as of July 15, 2024, among the Parish of St. James, State of Louisiana, Sunoco LP, Sunoco Finance Corp., the Guarantors party thereto and U.S. Bank Trust Company, National Association, as trustee.

4.4	Second Supplement and Amendment to Series 2010B Indenture, dated as of July 15, 2024, among the Parish of St. James, State of Louisiana, Sunoco LP, Sunoco Finance Corp., the Guarantors party thereto and U.S. Bank Trust Company, National Association, as trustee.

4.5	Second Supplement and Amendment to Series 2011 Indenture, dated as of July 15, 2024, among the Parish of St. James, State of Louisiana, Sunoco LP, Sunoco Finance Corp., the Guarantors party thereto and U.S. Bank Trust Company, National Association, as trustee.

10.1	Lease Agreement between the Parish of St. James, State of Louisiana and NuStar Logistics, L.P. dated as of June 1, 2008 (incorporated by reference to Exhibit 10.1 of NuStar Energy L.P.’s Current Report on Form 8-K filed June 5, 2020 (File No. 001-16417)).

10.2	First Supplement and Amendment to Lease Agreement (Series 2008), dated June 1, 2020, among the Parish of St. James, State of Louisiana, NuStar Logistics, L.P., NuStar Energy L.P. and NuStar Pipeline Operating Partnership L.P. (incorporated by reference to Exhibit 10.2 of NuStar Energy L.P.’s Current Report on Form 8-K filed June 5, 2020 (File No. 001-16417)).

10.3	Second Supplement and Amendment to Lease Agreement (Series 2008), dated July 15, 2024, among the Parish of St. James, State of Louisiana, NuStar Logistics, L.P., Sunoco LP and certain of Sunoco LP’s subsidiaries.

10.4	Lease Agreement between Parish of St. James, State of Louisiana and NuStar Logistics, L.P. dated as of July 1, 2010 (incorporated by reference to Exhibit 10.01 of NuStar Energy L.P.’s Current Report on Form 8-K filed July 21, 2010 (File No. 001-16417)).

10.5	First Supplement and Amendment to Lease Agreement (Series 2010), dated June 1, 2020, among the Parish of St. James, State of Louisiana, NuStar Logistics, L.P., NuStar Energy L.P. and NuStar Pipeline Operating Partnership L.P. (incorporated by reference to Exhibit 10.4 of NuStar NuStar Energy L.P.’s Current Report on Form 8-K filed June 5, 2020 (File No. 001-16417)).

10.6	Second Supplement and Amendment to Lease Agreement (Series 2010), dated July 15, 2024, among the Parish of St. James, State of Louisiana, NuStar Logistics, L.P., Sunoco LP and certain of Sunoco LP’s subsidiaries.

10.7	Lease Agreement between the Parish of St. James, State of Louisiana and NuStar Logistics, L.P. dated as of October 1, 2010 (incorporated by reference to Exhibit 10.5 of NuStar Energy L.P.’s Current Report on Form 8-K filed June 5, 2020 (File No. 001-16417)).

10.8	First Supplement and Amendment to Lease Agreement (Series 2010A), dated June 1, 2020, among the Parish of St. James, State of Louisiana, NuStar Logistics, L.P., NuStar Energy L.P. and NuStar Pipeline Operating Partnership L.P. (incorporated by reference to Exhibit 10.6 of NuStar Energy L.P.’s Current Report on Form 8-K filed June 5, 2020 (File No. 001-16417)).

10.9	Second Supplement and Amendment to Lease Agreement (Series 2010A), dated July 15, 2024, among the Parish of St. James, State of Louisiana, NuStar Logistics, L.P., Sunoco LP and certain of Sunoco LP’s subsidiaries.

10.10	Lease Agreement between Parish of St. James, State of Louisiana and NuStar Logistics, L.P. dated as of December 1, 2010 (incorporated by reference to Exhibit 10.01 of NuStar Energy L.P.’s Current Report on Form 8-K filed December 30, 2010 (File No. 001-16417)).

10.11	First Supplement and Amendment to Lease Agreement (Series 2010B), dated June 1, 2020, among the Parish of St. James, State of Louisiana, NuStar Logistics, L.P., NuStar Energy L.P. and NuStar Pipeline Operating Partnership L.P. (incorporated by reference to Exhibit 10.8 of NuStar Energy L.P.’s Current Report on Form 8-K filed June 5, 2020 (File No. 001-16417)).

10.12	Second Supplement and Amendment to Lease Agreement (Series 2010B), dated July 15, 2024, among the Parish of St. James, State of Louisiana, NuStar Logistics, L.P., Sunoco LP and certain of Sunoco LP’s subsidiaries.

10.13	Lease Agreement between Parish of St. James, State of Louisiana and NuStar Logistics, L.P. dated as of August 1, 2011 (incorporated by reference to Exhibit 10.01 of NuStar Energy L.P.’s Current Report on Form 8-K filed August 10, 2011 (File No. 001-16417)).

10.14	First Supplement and Amendment to Lease Agreement (Series 2011), dated June 1, 2020, among the Parish of St. James, State of Louisiana, NuStar Logistics, L.P., NuStar Energy L.P. and NuStar Pipeline Operating Partnership L.P. (incorporated by reference to Exhibit 10.10 of NuStar Energy L.P.’s Current Report on Form 8-K filed June 5, 2020 (File No. 001-16417)).

10.15	Second Supplement and Amendment to Lease (Series 2011), dated July 15, 2024, among the Parish of St. James, State of Louisiana, NuStar Logistics, L.P., Sunoco LP and certain of Sunoco LP’s subsidiaries.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNOCO LP

By:	SUNOCO GP LLC, its General Partner

By:	/s/ Dylan A. Bramhall
Name:	Dylan A. Bramhall
Title:	Chief Financial Officer

Date: July 18, 2024